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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  June 20, 1996


                             PITT-DES MOINES, INC.
            (Exact name of registrant as specified in its charter)



 Commonwealth of Pennsylvania            I-5259                25-0729430
(State of other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization        File Number)       Identification Number)




  3400 Grand Avenue, Pittsburgh, Pennsylvania                     15225
    (Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:          (412) 331-3000




                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

Attached hereto as Exhibit 99.01 and incorporated herein by reference, is a copy of the Company's press release dated June 24, 1996 with respect to an investigation of the Company by the United States Department of Justice's Anti-Trust Division concerning potentially criminal bidding activities in the steel bridge fabrication industry.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.01     Press Release dated June 24, 1996............filed herewith

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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      PITT-DES MOINES, INC.




                                      By:   /s/  R. A. Byers
                                         ---------------------------
                                                 R. A. Byers
                                         Vice President, Finance
                                         and Chief Financial Officer





Dated: June 25, 1996

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                                 EXHIBIT INDEX



Exhibit
Number


99.01    Press Release dated June 24, 1996

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